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                                                            EXHIBIT 99.1

                                             VOTE BY TELEPHONE:

                                             Have your proxy card
                                             available when you CALL THE
                                             TOLL-FREE NUMBER
                                             1-800-250-9081 using a
                                             Touch-Tone phone. You will
                                             be prompted to enter your
                                             control number and then you
                                             can follow the simple
                                             prompts that will be
                                             presented to you to record
                                             your vote.

                                             VOTE BY INTERNET:

                                             Have your proxy card
                                             available when you ACCESS
                                             THE WEBSITE
                                             HTTP://WWW.VOTEFAST.COM.
                                             You will be prompted to
                                             enter your control number
                                             and then you can follow the
                                             simple prompts that will be
                                             presented to you to record
                                             your vote.

                                             Michigan law allows proxy
                                             voting by electronic means.

                                             VOTE BY MAIL:

                                             Please mark, sign and date
                                             your proxy card and return
                                             it in the postage-paid
                                             envelope provided or return
                                             it to: Corporate Election
                                             Services, P.O. Box 1150,
                                             Pittsburgh, Pennsylvania
                                             15230.

   VOTE BY TELEPHONE             VOTE BY INTERNET               VOTE BY MAIL
Call TOLL-FREE using a        Access the WEBSITE and         Return your proxy
   Touch-Tone phone               Cast your vote            in the POSTAGE-PAID
    1-800-250-9081            http://www.votefast.com        Envelope provided

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!

        Your telephone and Internet vote MUST BE RECEIVED BY 11:59 P.M.
        EASTERN STANDARD TIME ON           , 2001 to be counted in the
                               final tabulation.

         IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR
                                PROXY BY MAIL.

             YOUR CONTROL NUMBER IS:

  IF YOU DO NOT VOTE BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS
                PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

        *  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.  *

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        OLD KENT FINANCIAL CORPORATION                   REVOCABLE PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE SPECIAL MEETING OF SHAREHOLDERS ON            , 2001.

        The undersigned being a shareholder of Old Kent Financial
        Corporation ("Old Kent") hereby appoints              ,
                     and              , or any one of them, with full
        powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Old Kent which the undersigned is entitled to vote at the special meeting of
        shareholders, to be held at              ,              , Grand
        Rapids, Michigan on            , 2001 at 10:00 a.m., and at any
        and all adjournments or postponements thereof. The affirmative vote of a majority of the shares represented at the special meeting may authorize the adjournment of the special meeting; provided, however, that no proxy which is voted against the proposal will be voted in favor of adjournment to solicit further proxies for the proposal.

        The undersigned acknowledges receipt from Old Kent prior to the execution of this proxy of notice of the special meeting and a
        proxy statement/prospectus dated                   , 2001.

                                           .............................

                                           Signature(s)

                                           .............................
                                           Signature(s)
                                           Please sign exactly as your
                                           name appears hereon. When
                                           signing as attorney,
                                           executor, trustee or
                                           guardian, please give your
                                           full title. If shares are
                                           held jointly, each holder
                                           should sign.

                                           Dated: ................, 2001

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  IF YOU DO NOT VOTE BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS
                PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

        *  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.  *

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          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                  TO APPROVE THE AGREEMENT AND PLAN OF MERGER.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OLD KENT
        FINANCIAL CORPORATION. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THOSE NAMED IN THIS PROXY. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. ALL FORMER PROXIES ARE HEREBY REVOKED.

1. Proposal to approve an agreement and plan of merger dated as of November 20, 2000 between Fifth Third Bancorp and Old Kent Financial Corporation, as amended.
                       [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN